Semiannual Report

June 30, 2001

--------------------------------------------------------------------------------
Institutional Large-Cap Value Fund

T. Rowe Price Invest with Confidence (registered trademark)

Dear Investor

The equity market declined in the first half of 2001 due to concerns about the state of the economy and widespread weakness in corporate earnings. The year began with a sharp sell-off during the first quarter, but a second-quarter rebound reduced the magnitude of the market's loss for the six-month period ended June 30.

Performance Comparison

Periods Ended 6/30/01                             6 Months            12 Months
--------------------------------------------------------------------------------
Institutional Large-Cap
Value Fund                                            6.97%               24.87%

S&P 500 Stock Index                                  -6.70               -14.83

Lipper Large-Cap Value

Funds Average                                        -2.79                 3.88


As shown in the table, your fund posted a solid gain of 6.97% in a difficult environment during the first half of the year, and a robust 24.87% return for the 12 months ended June 30. Results for the six months and year were well ahead of the unmanaged Standard & Poor's 500 Stock Index and the Lipper category for similarly managed funds. Indeed, the broad market measured by the S&P 500 declined nearly 15% over the past 12 months, while our Lipper peer group average delivered a return of less than 4% for the same period.


PORTFOLIO REVIEW

Our strategy is to invest in companies we consider undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement value, and other measures. We generally invest in large-capitalization firms and an occasional mid-cap company. Many of our investments are contrarian in nature in that they have been out of favor with investors for one reason or another. As a result, their share prices have fallen to levels that, in our view, don't adequately reflect their underlying value. We employ no macroeconomic, top-down, or thematic overlays but do pay attention to the equity market's structure according to sectors. We are not market timers and generally maintain a fully invested position.

Sector Diversification
--------------------------------------------------------------------------------

Financial                                                          28

Consumer Nondurables                                               16

Utilities                                                          14

Technology                                                          9

Consumer Services                                                   9

Energy                                                              8

Business Services & Transportation                                  6

Reserves and Others                                                10


Needless to say, the equity market environment over the last year has been treacherous. A slowing economy and high investor expectations led to an unprecedented number of earnings shortfalls and disappointments. In addition, some of the once high-flying stocks, such as those in the telecommunications equipment and Internet-related fields, continued to decline sharply. In our year-end report to shareholders, we wondered how it could be possible that the market value of technology neophyte Corvis could exceed that of General Motors last summer. Twelve months later, GM's market value is 30 times that of Corvis-and GM did not rise significantly in value. In the dot-com sector, the bloodshed continues with Webvan, the Internet supermarket, recently joining the large number of Internet companies going out of business.

The Fund Survived in Good Shape

For the most part, your fund was able to avoid the carnage and provide an enviable gain. While we had some ups and downs, the resilience of many of our investments has helped fund performance. Holdings such as Franklin Resources, Lincoln National, Stanley Works, Toys "R" Us, H&R Block, and Microsoft all exceeded our expectations thus far in 2001.

We made several changes in the sector allocation structure of the portfolio since our last report, increasing our allotment of financial and consumer nondurable stocks, and reducing our exposure to consumer services and business services and transportation shares. As you can see in the Major Portfolio Changes table following this letter, we made several new investments over the last six months in companies whose stocks experienced significant declines to levels that, in our assessment, did not reflect the underlying value of their businesses. They included such stocks as Bristol-Myers Squibb, Exxon Mobil, First Union, and Abbott Laboratories.

We Took Profits in Some of Our Winners

Most of our sales were very successful investments. Tricon Global Restaurants and Washington Mutual were disdained by investors during the past 12 to 18 months but came roaring back into favor. We also eliminated Toys "R" Us and Stanley Works after a runup in their share prices. Our strategy is to sell such companies after they have risen in price and the once-visible valuation opportunity has been fully exploited.

OUTLOOK

Six months ago we wrote that the market pullback eliminated many of the valuation excesses of several years earlier. This corrective environment extended into the first half of 2001 as investors continued to focus on the widespread number of earnings disappointments that were evident in virtually all market sectors.

While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with a boost from the administration's tax cut, augurs well for improved economic and earnings performance toward the end of the year or early in 2002. While a rebound is difficult to forecast with a high degree of certainty, we believe the backdrop for stocks will improve over the intermediate term. The market decline has created many attractive opportunities for value investors, and we will continue to seek them out in the months ahead.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and chairman of the fund's Investment Advisory Committee

July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                              6/30/01
--------------------------------------------------------------------------------

Citigroup                                                         4.1%

Exxon Mobil                                                       3.9

Procter & Gamble                                                  2.3

FleetBoston Financial                                             2.2

Disney                                                            2.2

Bank of America                                                   2.2

Fannie Mae                                                        2.1

Verizon Communications                                            2.1

American Home Products                                            2.0

AT&T                                                              2.0

Texaco                                                            1.8

BellSouth                                                         1.6

Microsoft                                                         1.6

Lockheed Martin                                                   1.6

Mellon Financial                                                  1.5

Honeywell International                                           1.5

Abbott Laboratories                                               1.5

Union Pacific                                                     1.4

Chubb                                                             1.4

American General                                                  1.4

3M                                                                1.4

SBC Communications                                                1.4

Bank One                                                          1.4

Waste Management                                                  1.4

Duke Energy                                                       1.3
--------------------------------------------------------------------------------

Total                                                            47.3%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights

Major Portfolio Changes
--------------------------------------------------------------------------------

Listed in descending order of size
6 Months Ended 6/30/01

LARGEST PURCHASES
--------------------------------------------------------------------------------

Exxon Mobil*

Citigroup

Bristol-Myers Squibb*

Verizon Communications*

First Union*

Procter & Gamble

Abbott Laboratories*

Wells Fargo*


LARGEST SALES
--------------------------------------------------------------------------------

Loews**

Washington Mutual**

Toys "R" Us**

Stanley Works**

Phelps Dodge

Tricon Global Restaurants**

May Department Stores**

Sony**
--------------------------------------------------------------------------------

 *Position added
**Position eliminated


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Institutional Large-Cap Value Fund
--------------------------------------------------------------------------------

                                                                         Lipper
                  Institutional                                       Large-Cap
                      Large-Cap                S&P 500              Value Funds
                     Value Fund            Stock Index                  Average

3/31/00                  10,000                 10,000                   10,000

6/30/00                   9,756                  9,734                    9,900

6/30/01                  10,168                  8,290                   12,362


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Institutional Large-Cap Value Fund

Periods Ended 6/30/01

                                                     Since            Inception
                                1 Year           Inception                 Date

                                24.87%               18.51%             3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or redemption of fund shares.


Financial Highlights
Institutional Large-Cap Value Fund
(Unaudited)

                                                        For a share outstanding
                                                         throughout each period
--------------------------------------------------------------------------------

                                                  6 Months             3/31/00
                                                     Ended             Through
                                                   6/30/01            12/31/00

NET ASSET VALUE

Beginning of period                        $         11.34      $        10.00

Investment activities
  Net investment
  income (loss)                                       0.08*               0.13*
  Net realized
  and unrealized
  gain (loss)                                         0.71                1.42

  Total from
  investment
  activities                                          0.79                1.55

Distributions
  Net investment income                               --                 (0.13)
  Net realized gain                                   --                 (0.08)

  Total distributions                                 --                 (0.21)

NET ASSET VALUE

End of period                              $         12.13      $        11.34
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)                                6.97%*             15.57%*

Ratio of total
expenses to
average net
assets                                                0.65%*!            0.65%*!

Ratio of net
investment income
(loss) to average
net assets                                            1.30%*!            1.65%*!

Portfolio
turnover rate                                         163.1%!            58.4%!

Net assets,
end of period
(in thousands)                              $         2,473      $      2,312

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        ! Annualized
        * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/01.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Institutional Large-Cap Value Fund
June 30, 2001 (Unaudited)

                  Shares                    Value
--------------------------------------------------------------------------------

                                    In thousands

COMMON STOCKS  99.0%

FINANCIAL  27.7%

Bank and Trust  11.4%

Bank of America                                        900      $            54

Bank One                                               950                   34

First Union                                            400                   14

FleetBoston Financial                                1,410                   56

J.P. Morgan Chase                                      650                   29

Mellon Financial                                       800                   37

Wachovia                                               450                   32

Wells Fargo                                            550                   25

                                                                            281

Insurance  7.1%

Allstate                                               450                   20

American General                                       750                   35

Aon                                                    800                   28

Chubb                                                  450                   35

Hartford Financial Services                            450                   31

UNUMProvident                                          850                   27

                                                                            176

Financial Services  9.2%

American Express                                       400                   15

Citigroup                                            1,933                  102

Fannie Mae                                             600                   51

Franklin Resources                                     650                   30

Merrill Lynch                                          500                   30

                                                                            228

Total Financial                                                             685

UTILITIES  13.6%

Telephone  8.8%

ALLTEL                                                 200                   12

AT&T                                                 2,200                   48

BellSouth                                            1,000                   40

SBC Communications                                     850                   34

Sprint                                               1,050                   23

Verizon Communications                                 950                   51

WorldCom-WorldCom Group *                              800                   11

                                                                            219

Electric Utilities  4.8%

Duke Energy                                            850                   33

Exelon                                                 500                   32

Niagara Mohawk *                                     1,650      $            29

Southern                                             1,000                   24

                                                                            118

Total Utilities                     337

CONSUMER NONDURABLES  16.6%

Cosmetics  1.1%

Gillette                                               950                   28

                                                                             28

Food Processing  0.8%

General Mills                                          450                   20

                                                                             20

Hospital Supplies/Hospital Management  3.4%

Abbott Laboratories                                    750                   36

Becton, Dickinson                                      550                   20

Guidant *                                              400                   14

Pall                                                   600                   14

                                                                             84

Pharmaceuticals  3.8%

American Home Products                                 850                   50

Bristol-Myers Squibb                                   350                   18

Schering-Plough                                        700                   25

                                                                             93

Miscellaneous Consumer Products  7.5%

Clorox                                                 850                   29

Fortune Brands                                         600                   23

Hasbro                                               1,700                   25

Philip Morris                                          650                   33


Procter & Gamble                                       900                   57

UST                                                    650                   19

                                                                            186

Total Consumer Nondurables                                                  411

CONSUMER SERVICES  8.9%

Restaurants  1.3%

McDonald's                                           1,200                   32

                                                                             32

Entertainment and Leisure  2.2%

Disney                                               1,900                   55

                                                                             55

Media and Communications  5.4%

AOL Time Warner *                                      600                   32

Dow Jones                                              350                   21

Knight-Ridder                                          500                   30

R.R. Donnelley                                         850      $            25

Rogers Communications                                1,600                   24

                                                                            132

Total Consumer Services                     219

CONSUMER CYCLICALS  3.9%

Automobiles and Related  2.0%

Ford Motor                                             999                   24

TRW                                                    600                   25

                                                                             49

Building and Real Estate  1.9%

Simon Property Group, REIT                             700                   21

Starwood Hotels & Resorts
Worldwide, REIT                                        700                   26

                                                                             47


Total Consumer Cyclicals                             96

TECHNOLOGY  9.0%

Electronic Components  1.2%

Motorola                                               950                   16

Texas Instruments                                      450                   14

                                                                             30

Electronic Systems  1.2%

Agilent Technologies *                                 400                   13

Hewlett-Packard                                        600                   17

                                                                             30

Information Processing  1.2%

COMPAQ Computer                                      1,850                   29

                                                                             29

Telecommunications  1.4%

Corning                    1,000            17

JDS Uniphase *                                       1,400                   17

                                                                             34

Aerospace and Defense  4.0%

Honeywell                                            1,050                   37

Lockheed Martin                                      1,050                   39

Rockwell                                               600                   23

                                                                             99

Total Technology                                                            222


CAPITAL EQUIPMENT  0.7%

Electrical Equipment  0.7%

American Power Conversion *                          1,150                   18

Total Capital Equipment                                                      18


BUSINESS SERVICES AND TRANSPORTATION  6.0%

Computer Service and Software  1.6%

Microsoft *                                            550      $            40

                                                                             40

Transportation Services  0.6%

CNF                                                    550                   15

                                                                             15

Miscellaneous Business Services  2.3%

Moody's                                                700                   23

Waste Management                                     1,100                   34

                                                                             57

Railroads  1.5%

Union Pacific                                          650                   36

                                                                             36

Total Business Services and Transportation                                  148


ENERGY  8.6%


Energy Services  0.4%

Baker Hughes                                           300                   10

                                                                             10

Integrated Petroleum - Domestic  1.4%

Amerada Hess                                           150                   12

Conoco (Class B)                                       400                   12

USX-Marathon                                           300                    9

                                                                             33

Exploration and Production  0.7%

Unocal                                                 500                   17

                                                                             17

Gas and Gas Transmission  0.5%

El Paso                                                250                   13

                                                                             13

Integrated Petroleum - International  5.6%

Exxon Mobil                                          1,100                   96

Texaco                                                 650                   43

                                                                            139

Total Energy                                                                212


PROCESS INDUSTRIES  3.7%


Diversified Chemicals  1.7%

DuPont                                                 650                   31

Hercules                                               850                   10

                                                                             41

Specialty Chemicals  1.4%

3M                                                     300                   34

                                                                             34

Paper and Paper Products  0.6%

International Paper                                    450      $            16

                                                                             16

Total Process Industries                                                     91


BASIC MATERIALS  0.3%

Metals  0.3%

Phelps Dodge                                           200                    8

Total Basic Materials                                                         8

Total Common Stocks (Cost $2,239)                                         2,447


SHORT-TERM INVESTMENTS  1.2%

  Money Market Funds  1.2%

  Reserve Investment Fund,
    4.34% #                                         30,953                   31

  Total Short-Term Investments
  (Cost  $31)                                                                31

  Total Investments in Securities

  100.2% of Net Assets (Cost $2,270)                             $        2,478

  Other Assets
  Less Liabilities                                                           (5)

NET ASSETS                                                       $        2,473
                                                                 --------------


Net Assets Consist of:

Accumulated net
investment income -
net of distributions                                            $            16

Accumulated net
realized gain/loss -
net of distributions                                                        208

Net unrealized
gain (loss)                                                                 208

Paid-in-capital applicable to 203,832
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares
of the Corporation authorized                                             2,041

NET ASSETS                                                      $         2,473
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         12.13
                                                                ---------------

    #     Seven-day yield
    *     Non-income producing
 REIT     Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Institutional Large-Cap Value Fund
(Unaudited)
In thousands

                                                             6 Months
                                                                Ended
                                                              6/30/01

Investment Income (Loss)

Income
  Dividend                                                 $       21
  Interest                                                          2

Total income                                                       23

Expenses
  Custody and accounting                                           44
  Legal and audit                                                   5
  Directors                                                         3
  Shareholder servicing                                             1
  Reimbursed by manager                                           (46)

  Total expenses                                                    7

Net investment income (loss)                                       16

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                            171
Change in net unrealized gain or loss on securities               (25)

Net realized and unrealized gain (loss)                           146

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $      162
                                                           ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Institutional Large-Cap Value Fund
(Unaudited)
In thousands

                                                  6 Months              3/31/00
                                                     Ended              Through
                                                   6/30/01             12/31/00

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $            16      $            26
  Net realized gain (loss)                             171                   53
  Change in net unrealized gain or loss                (25)                 233
  Increase (decrease) in net assets
  from operations                                      162                  312

Distributions to shareholders
  Net investment income                                 --                  (26)
  Net realized gain                                     --                  (16)
  Decrease in net assets from distributions             --                  (42)

Capital share transactions *
  Shares sold                                           --                2,000
  Distributions reinvested                              --                   42
  Shares redeemed                                       (1)                  --

  Increase (decrease) in net assets from capital
  share transactions                                    (1)               2,042

Net Assets

  Increase (decrease) during period                    161                2,312
  Beginning of period                                2,312                   --

  End of period                            $         2,473      $         2,312
                                           -------------------------------------

* Share information                                     --                  200
  Distributions reinvested                              --                    4

  Increase (decrease) in shares outstanding             --                  204

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Institutional Large-Cap Value Fund
June 30, 2001 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,021,000 and $1,922,000, respectively, for the six months ended June 30, 2001.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,270,000. Net unrealized gain aggregated $208,000 at period-end, of which $271,000 related to appreciated investments and $63,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, equal to 0.55% of average daily net assets.

The manager has agreed to bear any expenses through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $6,000 of management fees were not accrued by the fund for the period ended June 30, 2001, and $46,000 of other fund expenses were borne by the manager. At June 30, 2001, unaccrued fees and other expenses in the amount of $129,000 remain subject to reimbursement by the fund through December 31, 2003.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $33,000 for the six months ended June 30, 2001, of which $6,000 was payable at period-end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $2,000 and are reflected as interest income in the accompanying Statement of Operations.